UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2023

WestRock Company

(Exact name of registrant as specified in its charter)

Delaware	001-38736	37-1880617
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1000 Abernathy Road, Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 448-2193

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value, per share	WRK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Transaction Agreement

On September 12, 2023, WestRock Company, a Delaware corporation (the “Company” or “WestRock”), entered into a Transaction Agreement (the “Agreement”) with Smurfit Kappa Group plc, a public limited company incorporated in Ireland (“Smurfit Kappa”), Cepheidway Limited (to be renamed Smurfit WestRock plc), a private limited company incorporated in Ireland (“ListCo”), and Sun Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of ListCo (“Merger Sub”). Capitalized terms used herein but not otherwise defined have the meaning set forth in the Agreement. We refer to “Willow” to mean “WestRock Company” and Sun to mean “Smurfit Kappa.”

The Agreement provides, among other things, and subject to the satisfaction or waiver of the conditions set forth therein, that (a) pursuant to a scheme of arrangement (the “Scheme”) each issued ordinary share of Smurfit Kappa (the “Smurfit Kappa Shares”) will be exchanged for one ordinary share of ListCo (a “ListCo Share”), as a result of which Smurfit Kappa will become a wholly owned subsidiary of ListCo, and (b) following the implementation of the Scheme, Merger Sub will merge with and into the Company (the “Merger” and, together with the Scheme, the “Transaction”), with the Company surviving the Merger as a wholly owned subsidiary of ListCo. As a result of the Merger, each share of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”), other than shares of Company Common Stock issued and outstanding immediately prior to the Merger Effective Time and held by a holder of record who does not vote in favor of the approval and adoption of the Agreement (or consent thereto in writing) and properly demands appraisal of such shares (“Dissenting Shares”), will be converted into the right to receive one ListCo Share and $5.00 in cash (the “Merger Consideration”), and all shares of Company Common Stock owned by the Company, any Subsidiary of the Company, Smurfit Kappa, Merger Sub or any of their respective Subsidiaries will be cancelled and will cease to exist, and no consideration will be delivered in exchange therefor.

Following the completion of the Transaction, former Smurfit Kappa shareholders are expected to hold approximately 50.4% of ListCo and former stockholders of the Company are expected to hold approximately 49.6% of ListCo. Following completion of the Transaction, it is expected that the ListCo Shares would be (i) registered under the Exchange Act and listed on the New York Stock Exchange ( “NYSE”), and (ii) listed on the Standard Listing segment of the Official List of the Financial Conduct Authority (“FCA”) and admitted to trading on the main market for listed securities of the London Stock Exchange (“LSE”).

The Agreement also provides that, at the Merger Effective Time:

(i)	each option to purchase shares of Company Common Stock (each a “Company Option”) granted under any Willow Equity Plan that is outstanding, unexercised and held by a current employee or independent contractor of the Company or its Subsidiaries as of immediately prior to the Merger Effective Time, whether or not then vested or exercisable, will be assumed by ListCo and will be converted into an option to acquire (a) that number of whole ListCo Shares (rounded down to the nearest whole number of shares) equal to the product obtained by multiplying (x) the number of shares of Company Common Stock subject to such Company Option by (y) the Equity Award Exchange Ratio, (b) at an exercise price per ListCo Share (rounded up to the nearest whole cent) equal to the quotient obtained by dividing (x) the exercise price per share of Company Common Stock of such Company Option by (y) the Equity Award Exchange Ratio;
(ii)	each Company Option granted under any Willow Equity Plan that is outstanding, unexercised and held by an individual who is not a current employee or independent contractor of the Company or its Subsidiaries as of immediately prior to the Merger Effective Time shall be cancelled in consideration for the right to receive, within ten business days following the Merger Effective Time, the Merger Consideration, without interest and less applicable withholding Taxes, in respect of each Net Willow Option Share subject to such Company Option immediately prior to the Merger Effective Time;

(iii)	each outstanding award of restricted stock units that corresponds to a number of shares of Company Common Stock (each, a “Company RSU Award”) under any Willow Equity Plan other than a Willow Director RSU Award will be assumed by ListCo and will be converted into (a) an award of restricted stock units corresponding to a number of ListCo Shares (rounded down to the nearest whole number of shares) equal to the product obtained by multiplying (1) the number of shares of Company Common Stock subject to such Company RSU Award as of immediately prior to the Merger Effective Time by (2) the Stock Consideration and (b) an unvested cash award equal to the product obtained by multiplying (1) the number of shares of Company Common Stock subject to such Company RSU Award as of immediately prior to the Merger Effective Time by (2) the Cash Consideration. In the case of a performance-based Company RSU Award, the number of shares of Company Common Stock subject to such Company RSU Award as of immediately prior to the Merger Effective Time shall be determined by deeming the applicable performance goals for any performance period that has not been completed as of the Merger Effective Time to be achieved at the greater of the target level and the average of the actual level of performance of similar awards over the last three years prior to the Completion Date, except that the performance goals for any performance-based Company RSU Award granted after the date of the Agreement will be deemed achieved at the target level of performance; and
(iv)	each outstanding Company RSU Award that was granted to a non-employee member of the board of directors of the Company (the “Company Board”, and each such Company RSU Award, a “Company Director RSU Award”) shall be fully vested as of immediately prior to the Merger Effective Time, and all rights in respect thereof shall be cancelled and automatically converted into a number of shares of Company Common Stock equal to the number of shares of Company Common Stock underlying such Company Director RSU Award, except that delivery of the Merger Consideration with respect to such Company Common Stock will be delayed to the extent necessary to comply with any applicable deferred compensation tax requirements.

Holders of Dissenting Shares who do not vote in favor of the approval and adoption of the Agreement (or consent thereto in writing) and properly demand appraisal of such shares will be entitled to receive payment of the appraised value of such Dissenting Shares in accordance with the provisions of Section 262 of the DGCL.

If the Transaction is consummated, shares of Company Common Stock will be de-listed from the NYSE and de-registered under the Securities Exchange Act of 1934, as amended, following the Merger Effective Time.

Conditions to the Transaction

Consummation of the Transaction is subject to certain conditions set forth in the Agreement, including, but not limited to:

(i)	the approval of the Scheme by 75% or more in value of the Smurfit Kappa Shares held by such shareholders of Smurfit Kappa that are present and voting at the Court Meeting;
(ii)	the passage of the EGM Resolutions by the requisite majorities of the shareholders of Smurfit Kappa at the Extraordinary General Meeting;
(iii)	the sanction of the Scheme by the High Court;
(iv)	the affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock to adopt the Agreement (the “Company Stockholder Approval”);
(v)	certain regulatory Clearances required under Antitrust Laws, including, but not limited to, the expiration or termination of any waiting periods applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended;

(vi)	the registration statement for the offer of ListCo Shares being declared effective by the SEC and the approval of the ListCo Shares for listing on the NYSE, subject to official notice of issuance, and the FCA having acknowledged that the application for admission of the ListCo Shares to the standard segment of the Official List has been approved and will become effective, and that such shares will be admitted to trading on the LSE’s main market for listed securities, subject only to the issuance of such ListCo Shares upon the completion of the Transaction;
(vii)	the accuracy (subject to certain materiality standards) of the representations and warranties to be made by the parties and material compliance by the parties with the covenants contained in the Agreement; and
(viii)	no statute, rule or regulation having been enacted or promulgated by any Governmental Entity of competent jurisdiction which prohibits or makes illegal the consummation of the Transaction, and there being in effect no order or injunction of a court of competent jurisdiction preventing the consummation of the Transaction.

Non-Solicitation

From the date of the Agreement until the earlier to occur of the termination of the Agreement and the Merger Effective Time, Smurfit Kappa and the Company will be subject to customary restrictions on their ability to solicit, initiate or facilitate competing acquisition proposals from third parties and to provide information to, participate in discussions and engage in negotiations with, third parties regarding any competing acquisition proposals, release third parties from standstill obligations, or withdraw, modify or fail to publicly affirm (in certain circumstances) the Smurfit Kappa Board or Company Board recommendations in favor of the Transaction, subject to a customary provision that allows Smurfit Kappa or the Company, as applicable, under certain specified circumstances, to provide information to, and participate in discussions and engage in negotiations with, third parties with respect to a competing acquisition proposal, if the Smurfit Kappa Board or Company Board, as applicable, determines in good faith after consultation with its outside legal and financial advisors that such competing acquisition proposal constitutes a Sun Superior Proposal or Willow Superior Proposal (each as defined in the Agreement), as applicable, or would reasonably be expected to result in a Sun Superior Proposal or Willow Superior Proposal, as applicable. Each of Smurfit Kappa and the Company are required to notify the other of any Sun Competing Proposal or Willow Competing Proposal (each as defined in the agreement), provide copies of written documentation related to such proposal, and give the other party a customary match period before effecting a change of recommendation.

Termination and Fees

The Agreement contains certain termination rights for the Company, on the one hand, and Sun, on the other hand.

Upon termination of the Merger Agreement under specified circumstances, including if the Company Board changes or withdraws its recommendation to the Company’s stockholders of the Merger or willfully breaches its non-solicitation covenant, the Company will be required to make a payment to Smurfit Kappa equal to $147 million in cash. If the Agreement is terminated in connection with the failure of the Company Stockholder Approval to be obtained, the Company will be required to make a payment to Smurfit Kappa equal to $57 million in cash.

Smurfit Kappa will be required to make payments to the Company in connection with the termination of the Agreement under specified circumstances.

ListCo Board of Directors and Executive Team

Following the Merger Effective Time the board of directors of ListCo will consist of 14 directors who will be determined at a later date, six of whom will be members of the Company Board selected by the Company and eight of whom will be members of the board of directors of Smurfit Kappa selected by Smurfit Kappa, including Irial Finan, Tony Smurfit and Ken Bowles.

Following the Merger Effective Time, Irial Finan, Chair of the board of directors of Smurfit Kappa, will serve as the Chair of the ListCo board of directors.

Following the Merger Effective Time, Tony Smurfit, Chief Executive Officer of Smurfit Kappa, will serve as the Chief Executive Officer of ListCo.

Following the Merger Effective Time, Ken Bowles, Chief Financial Officer of Smurfit Kappa, will serve as Chief Financial Officer of ListCo.

Following the Merger Effective Time, the headquarters of ListCo will be located in Dublin, Ireland and the North and South American headquarters of ListCo will be located in Atlanta, Georgia.

Financing

In connection with the Transaction, on September 12, 2023, Smurfit Kappa Treasury ULC, a wholly-owned subsidiary of Smurfit Kappa, and affiliates of Citigroup Global Markets Limited have entered into a commitment letter providing for a committed bridge facility (the “Bridge Facility”) which includes financing to fund the Cash Consideration for the Transaction. There is no financing condition to the Transaction.

Other Terms of the Agreement

The Agreement contains customary representations, warranties and covenants of the parties thereto, including certain covenants regarding the operation of the businesses of the Company and Smurfit Kappa from the date of the Agreement until the earlier of the consummation of the Transaction and the termination of the Agreement.

The foregoing description of the Agreement and the transactions contemplated thereby in this Current Report on Form 8-K is only a summary and does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Agreement, which is attached as Exhibit 2.1 and is incorporated by reference herein. The Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about WestRock, Smurfit Kappa, Merger Sub, ListCo or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Agreement were made only for purposes of the Agreement as of the specific dates therein, were solely for the benefit of the parties to the Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third party beneficiaries under the Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Agreement, which subsequent information may or may not be reflected in WestRock’s public disclosures. The Agreement should not be read alone, but should instead be read in conjunction with the other information regarding WestRock, Smurfit Kappa, Merger Sub and ListCo, and the transactions contemplated by the Agreement that will be contained in or attached as an annex to the proxy statement that WestRock will file in connection with the transactions contemplated by the Agreement, as well as in the other filings that WestRock will make with the U.S. Securities and Exchange Commission (the “SEC”).

In connection with the transaction, Smurfit WestRock expects to file a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), with the SEC, which will include a preliminary proxy statement of WestRock and a preliminary prospectus of Smurfit WestRock¸ in the first half of 2024, subject to the terms and conditions of the Agreement.

Item 7.01.	Regulation FD Disclosure.

On September 12, 2023, Westrock and Smurfit Kappa issued a press release announcing that the parties entered into the Agreement, as well as a related investor presentation. A copy of the press release and investor presentation are attached hereto as Exhibit 99.1 Exhibit 99.2, respectively, and are incorporated herein by reference.

The information provided pursuant to this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 in Item 9.01, is “furnished” and shall not be deemed to be “filed” with the SEC or incorporated by reference in any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in any such filings.

Important Information about the Transaction and Where to Find It

In connection with the Transaction of Smurfit Kappa and WestRock, Smurfit WestRock will file with the SEC a registration statement, which will include a proxy statement of WestRock that will also constitute a prospectus of Smurfit WestRock (the “proxy statement/prospectus”). Each of Smurfit Kappa, WestRock and Smurfit WestRock will also file other relevant documents in connection with the Transaction. The definitive proxy statement/prospectus will be sent to the stockholders of WestRock. Smurfit Kappa will also publish a shareholder circular approved by the UK Financial Conduct Authority’s (the “FCA”), which will be sent to Smurfit Kappa’s shareholders or otherwise made available in accordance with Smurfit Kappa’s articles of association and the UK Listing Rules. Smurfit WestRock will publish a prospectus approved by the FCA, which will be made available in accordance with Rule 3.2 of the UK Prospectus Regulation Rules (the “UK listing prospectus”). This Current Report on Form 8-K is not a substitute for any registration statement, proxy statement/prospectus, UK listing prospectus or other document Smurfit Kappa, WestRock and/or Smurfit WestRock may file with the SEC or applicable securities regulators in the United Kingdom and Ireland in connection with the Transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS, STOCKHOLDERS AND SHAREHOLDERS OF SMURFIT KAPPA AND WESTROCK ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS, THE SHAREHOLDER CIRCULAR AND THE UK LISTING PROSPECTUS, AS APPLICABLE, AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC OR APPLICABLE SECURITIES REGULATORS IN THE UNITED KINGDOM AND IRELAND, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, IN CONNECTION WITH THE COMBINATION WHEN THEY BECOME AVAILABLE, AS THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT SMURFIT KAPPA, WESTROCK, SMURFIT WESTROCK, THE COMBINATION AND RELATED MATTERS. The registration statement and proxy statement/prospectus and other documents filed by Smurfit Kappa, WestRock and Smurfit WestRock with the SEC, when filed, will be available free of charge at the SEC’s website at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by WestRock online at ir.westrock.com/ir-home/, upon written request delivered to 1000 Abernathy Road, Atlanta, Georgia or by calling (770) 448-2193, and will be able to obtain free copies of the registration statement, proxy statement/prospectus, shareholder circular, UK listing prospectus and other documents which will be filed with the SEC and applicable securities regulators in the United Kingdom and Ireland by Smurfit WestRock or Smurfit Kappa online at www.smurfitkappa.com/investors, upon written request delivered to Beech Hill, Clonskeagh, Dublin 4, Ireland or by calling +353 1 202 7000. The information included on, or accessible through, Smurfit Kappa’s or WestRock’s website is not incorporated by reference into this Current Report on Form 8-K.

This Current Report on Form 8-K is for informational purposes only and is not intended to, and shall not, constitute an offer to sell or buy or the solicitation of an offer to sell or buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to appropriate registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation of Proxies

This Current Report on Form 8-K is not a solicitation of proxies in connection with the Transaction. However, under SEC rules, Smurfit Kappa, WestRock, Smurfit WestRock, and certain of their respective directors, executive officers and other members of the management and employees may be deemed to be participants in the solicitation of proxies in connection with the Transaction. Information about WestRock’s directors and executive officers may be found in its 2022 Annual Report on Form 10-K filed with the SEC on November 18, 2022, available at ir.westrock.com/ir-home/ and www.sec.gov. Information about Smurfit Kappa’s directors and executive officers may be found in its 2022 Annual Report filed with applicable securities regulators in the United Kingdom on March 28, 2023, available on its website at www.smurfitkappa.com/investors. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such potential participants in the solicitation of proxies in connection with the Transaction will be included in the proxy statement/prospectus and other relevant materials filed with the SEC when they become available.

Information Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements as that term is defined in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally include statements regarding the Transaction between Westrock and Smurfit Kappa, including any statements regarding the Transaction and the listing of Smurfit Westrock, the rationale and expected benefits of the Transaction (including, but not limited to, cost synergies), and any other statements regarding Westrock’s and Smurfit Kappa’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. Forward-looking statements can sometimes be identified by the use of forward-looking terms such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “potential,” “seeks,” “aims,” “projects,” “predicts,” “is optimistic,” “intends,” “plans,” “estimates,” “targets,” “anticipates,” “continues” or other comparable terms or negatives of these terms or other variations or comparable terminology or by discussions of strategy, plans, objectives, goals, future events or intentions, but not all forward-looking statements include such identifying words.

Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. We can give no assurance that such plans, estimates or expectations will be achieved and therefore, actual results may differ materially from any plans, estimates or expectations in such forward-looking statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include: a condition to the closing of the Transaction may not be satisfied; the occurrence of any event that can give rise to termination of the Transaction; a regulatory approval that may be required for the Transaction is delayed, is not obtained in a timely manner or at all or is obtained subject to conditions that are not anticipated; Smurfit Kappa is unable to achieve the synergies and value creation contemplated by the Transaction; Smurfit WestRock’s availability of sufficient cash to distribute to its shareholders in line with current expectations; Smurfit Kappa is unable to promptly and effectively integrate WestRock’s businesses; management’s time and attention is diverted on issues related to the Transaction; disruption from the Transaction makes it more difficult to maintain business, contractual and operational relationships; credit ratings decline following the Transaction; legal proceedings are instituted against Smurfit Kappa or WestRock; Smurfit Kappa or WestRock are unable to retain or hire key personnel; the announcement or the consummation of the Transaction has a negative effect on the market price of the capital stock of Smurfit Kappa or WestRock or on Smurfit Kappa or WestRock’s operating results; evolving legal, regulatory and tax regimes; changes in economic, financial, political and regulatory conditions, in Ireland, the United Kingdom, the United States and elsewhere, and other factors that contribute to uncertainty and volatility, natural and man-made disasters, civil unrest, pandemics (e.g., the coronavirus (COVID-19) pandemic (the “COVID-19 pandemic”)), geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade and policy changes associated with the current or subsequent Irish, U.S. or U.K. administrations; the ability of Smurfit Kappa or WestRock to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, pandemic, security breach, cyber-attack, power loss, telecommunications failure or other natural or man-made event, including the ability to function remotely during long-term disruptions such as the COVID-19 pandemic; the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets; actions by third parties, including government agencies; the risk that disruptions from the Transaction will harm Smurfit Kappa’s or WestRock’s business, including current plans and operations; certain restrictions during the pendency of the Transaction that may impact Smurfit Kappa’s or WestRock’s ability to pursue certain business opportunities or strategic transactions; Smurfit Kappa’s or WestRock’s ability to meet expectations regarding the accounting and tax treatments of the Transaction; the risks and uncertainties discussed in the “Risks and Uncertainties” section in Smurfit Kappa’s reports available on the National Storage Mechanism at https://data.fca.org.uk/#/nsm/nationalstoragemechanism and on its website at https://www.smurfitkappa.com/investors; and the risks and uncertainties discussed in the “Risk Factors” and “Information Regarding Forward-Looking Statements” sections in WestRock’s reports filed with the SEC. These risks, as well as other risks associated with the Transaction, will be more fully discussed in the proxy statement/prospectus, the shareholder circular, the UK listing prospectus and the other relevant materials filed with the SEC and applicable securities regulators in the United Kingdom. The list of factors presented here should not be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. We caution you not to place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, the actual results of operations, financial condition and liquidity, and the development of new markets or market segments in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this Current Report on Form 8-K. Except as required by law, none of Smurfit Kappa, WestRock or Smurfit WestRock assume any obligation to update or revise the information contained herein, which speaks only as of the date hereof.

Completion of the Transaction will be subject to the satisfaction of several conditions as referenced elsewhere in this announcement. Consequently, there can be no certainty that the completion of the Transaction will be forthcoming.

This announcement is not a prospectus for the purposes of the UK Prospectus Regulation Rules or the EU Prospectus Regulation. It has been prepared solely for the Transaction referred to in this announcement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Transaction Agreement, dated September 12, 2023, by and among Smurfit Kappa, WestRock and Smurfit Kappa Merger Sub, Inc. and ListCo Limited*
99.1	Press Release, dated September 12, 2023, issued by Smurfit Kappa and WestRock.
99.2	Investor Presentation, September 12, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Annexes, schedules and/or exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. WestRock agrees to furnish supplementally a copy of any omitted attachment to the SEC on a confidential basis upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTROCK COMPANY

By:	/s/ Alexander W. Pease
Name:	Alexander W. Pease
Title:	Executive Vice President and Chief Financial Officer

Date: September 12, 2023